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                                  SCHEDULE 14A
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                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                 SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                                               Rule 14a-6(e) (2))

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                               SL Industries, Inc.
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                (Name of Registrant as Specified in Its Charter)

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   (Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

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The following is the text of a press release issued by the Registrant on March
19, 2001, announcing that the board of directors had determined to explore a sale of the Registrant in order to maximize shareholder value and that Credit Suisse First Boston had been retained to lead the process. In connection with this process, the board of directors has decided to postpone the Registrant's annual meeting of shareholders until an appropriate time in the future at which shareholders will be asked either to vote for a proposed sale transaction or to elect a slate of directors, or both. The Registrant also announced that, due to the severity of the current economic slowdown, it believed that its earnings for the fiscal year ending December 31, 2001 would be materially below the range of $0.95 to $1.15 per diluted share previously announced.


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                                                           For Immediate Release





INVESTOR RELATIONS CONTACT:                                    COMPANY CONTACT:
Neil Berkman or Melanie Beeler                                  Owen Farren
Neil Berkman Associates                                         President & CEO
(310) 277-5162                                                  (856) 727-1500
info@BerkmanAssociates.com                                      www.slpdq.com


                  SL INDUSTRIES TO EXPLORE SALE OF THE COMPANY

                            Reduces Guidance For 2001

        MT. LAUREL, NEW JERSEY, March 19, 2001 . . . SL INDUSTRIES, INC. (NYSE AND PHLX:SL) announced today that it has completed its previously announced review of strategic alternatives. Based upon this review, the Board of Directors has determined to explore a sale of the Company in order to maximize value for shareholders. Credit Suisse First Boston, New York, assisted the Company's Board of Directors in its review and has been engaged to lead this process.
        President and Chief Executive Officer Owen Farren said, "SL Industries has achieved the goals for product development and market position set out in its Power and Data Quality strategy adopted in 1992. Today the Company is at a crossroads. It enjoys an excellent reputation with major OEM customers in industrial, medical, aerospace and telecom markets, and possesses the technology and assets to meet the increasing demand for power solutions in these industries. On the other hand, our business operates in widely consolidating industries, where greater size and scale can be a competitive advantage.
        "It is our responsibility to ensure that each of the Company's business units operates in an environment that will allow it to maximize its growth potential and opportunity for our employees. SL's businesses have many strengths, including excellent reputations in select markets and with industrial distributors and low-cost manufacturing platforms, to name a few. We believe that these strengths will be valued by companies seeking to expand their position in the industries in which we operate.
        "After a thorough review of the various strategic alternatives available, the Board has decided that pursuing a sale of the Company is the best way to maximize value for its shareholders. With the continued assistance of Credit Suisse First Boston, we have initiated a process to achieve this goal in a diligent and orderly manner.
        "In light of the process about to be undertaken, the Board of Directors has decided to postpone the Company's annual meeting of shareholders. We anticipate holding a shareholder meeting at the appropriate time during this process, at which time shareholders will be asked either to vote for a proposed sale transaction or to elect a slate of directors or both."

                                     (more)


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SL INDUSTRIES TO EXPLORE SALE OF THE COMPANY
March 19, 2001
Page Two



REVISED GUIDANCE FOR 2001
        Farren continued, "We continue to see excellent long-term growth opportunities in each of the Company's served markets. However, in the semiconductor and telecom markets we have experienced significant order push-outs and cancellations in March. In addition, recent market and business announcements have indicated that conditions are likely to remain weak in these markets. Therefore, in view of the severity of the current economic slowdown, we believe that earnings for the year will be materially below the range of $0.95 to $1.15 per diluted share announced previously. However, as SL has not yet completed its first fiscal quarter, it is premature in the changing economic environment to predict a range of estimates for the year. We are taking action to reduce costs in line with lowered revenue expectations."

FORWARD-LOOKING STATEMENTS
        This press release contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about the company's business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in the company's Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

ABOUT SL INDUSTRIES
        SL Industries, Inc. designs, manufactures and markets power and data quality (PDQ) equipment and systems for industrial, medical, aerospace, telecommunications and consumer applications. For more information about SL Industries, Inc. and its products, please visit the Company's web site at www.slpdq.com.

CONFERENCE CALL
        SL Industries has scheduled a conference call today at 11:00 AM EST to discuss its decision. A simultaneous WebCast of the conference call may be accessed online at www.StreetFusion.com or at www.slpdq.com. A replay will be available immediately following the WebCast and for three business days thereafter at these same Internet addresses. For a telephone replay, dial (800) 633-8284, reservation #18310783 beginning at approximately 1:00 PM EST.


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THE REGISTRANT IS THE PARTICIPANT IN THIS SOLICITATION. ADDITIONAL INFORMATION
REGARDING THE REGISTRANT IS AVAILABLE IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, A COPY OF WHICH IS AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS BY UPON WRITTEN REQUEST TO: DAVID R. NUZZO, SECRETARY, SL INDUSTRIES, INC., SUITE A-114, 520 FELLOWSHIP ROAD, MT. LAUREL, NEW JERSEY 08054. THE REGISTRANT'S ANNUAL REPORT ON FORM 10-K IS ALSO AVAILABLE WITHOUT CHARGE FROM THE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. A COPY OF THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS, WILL BE AVAILABLE WITHOUT CHARGE TO SHAREHOLDERS BY UPON WRITTEN REQUEST TO: DAVID R. NUZZO, SECRETARY, SL INDUSTRIES, INC., SUITE A-114, 520 FELLOWSHIP ROAD, MT. LAUREL, NEW JERSEY 08054. THESE DOCUMENTS WILL ALSO BE AVAILABLE WITHOUT CHARGE FROM THE COMMISSION'S WEBSITE AT WWW.SEC.GOV.